Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. First Quarter 2023 Results APRIL 26, 2023

BXMT HIGHLIGHTS

- Stable portfolio performance yielded GAAP EPS of $0.68 and Distributable EPS[1] of $0.79; strong earnings provide robust dividend coverage and support book value
- Well positioned to navigate volatility with a diversified balance sheet, substantial liquidity, and term-matched financings

Earnings Power

Strong earnings generated by senior, floating-rate portfolio

$0.79
1Q Distributable EPS[1]

+27%
1Q year-over-year Distributable Earnings growth[2]

Stable Balance Sheet

Well-structured, match-funded liabilities with substantial liquidity

$1.6B
liquidity

$0
corporate debt maturities until 2026

Reliable Current Income

Robust income supports dividend and book value

127%
1Q dividend coverage[3]

31 Quarters
track record of consistent $0.62/share dividend payment

Note: The information in this presentation is as of March 31, 2023, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT's opinions of the current market environment, which is subject to change. BXMT's manager is a subsidiary of Blackstone.

(1) Represents Distributable Earnings per share. See Appendix for a definition and reconciliation to GAAP net income.
(2) Reflects year-over-year change in 1Q Distributable Earnings. See Appendix for a reconciliation to GAAP net income, which increased by 15% during the same period.
(3) Reflects ratio of Distributable Earnings per share to dividends declared per share for the three months ended March 31, 2023. See Appendix for definition and reconciliation to GAAP net income.

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Blackstone |Blackstone Mortgage Trust, Inc. 2 FIRST QUARTER RESULTS (1) See Appendix for definition and reconciliation to GAAP net income. (2) Dividend Yield based on share price of $16.90 as of April 25, 2023. Dividend coverage reflects ratio of Distributable Earnings per share to dividends declared per share for the three months ended March 31, 2023. See Appendix for definition and reconciliation to GAAP net income. (3) Includes $1.7 billion of Non-Consolidated Senior Interests. (4) Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT. (5) Net loan exposure ($23.6 billion) reflects total loan exposure net of syndications and CECL reserves. See Appendix for definition. Earnings ▪ 1Q GAAP basic earnings per share of $0.68 and Distributable Earnings(1) per share of $0.79 ▪ Paid 1Q dividend of $0.62 per share, equating to a 14.7% annualized dividend yield;(2) substantial dividend coverage(2) of 127% ▪ Book value increased to $26.28 per share as retained excess earnings more than offset modest increase in CECL reserve Portfolio ▪ $26.7 billion senior loan portfolio(3) secured by institutional quality real estate, with a weighted average origination LTV(4) of 64% ▪ Portfolio remains well-invested, with repayments of $594 million slightly ahead of fundings of $444 million; $300 million of office loan repayments ▪ U.S. office represents 25% of BXMT’s net loan exposure,(5) with over 50% post-2015 vintage or Sunbelt collateral Credit ▪ Stable, match-funded financing structures with no capital markets mark-to-market provisions ▪ Strong liquidity position of $1.6 billion following $220 million convertible note repayment in March; no corporate debt maturities until 2026 ▪ Diversified capital structure with 15 credit facility counterparties, substantially all top global banks Capitalization & Liquidity ▪ Consistent credit performance with 100% interest collection and no defaults in 1Q; loans on cost recovery accounting represent only 3% of portfolio(5) ▪ Upgraded 10 loans and downgraded 7 loans in 1Q; stable weighted average risk rating of 2.9 ▪ CECL reserve of $352 million is 2.7x prior year level; significant reserves established on 5-rated office loans, averaging over 20% of outstanding principal balance

Blackstone |Blackstone Mortgage Trust, Inc. (1) Reflects ratio of Distributable Earnings per share to dividends declared per share for each respective period. See Appendix for definition and reconciliation to GAAP net income. (2) Reflects Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income, which increased by 15% during the same period. 3 EARNINGS ▪ Distributable Earnings grew 27% year-over-year, driven by a well-invested portfolio, continued performance, and higher base rates ▪ Achieved substantial dividend coverage(1) of 127% in 1Q, and 123% over the last twelve months Dividend Coverage(1)Earnings Per Share(2) GAAP EPS $0.68$0.59 $0.62 $0.79 1Q 2022 1Q 2023 100% 127% 1Q 2022 1Q 2023 Dividend Coverage $0.62 Dividend +27% Distributable EPS

Blackstone |Blackstone Mortgage Trust, Inc. 4 EARNINGS Stable Book Value ($ per share) CECL Reserve ($ in millions) ▪ Retention of excess earnings offset increase in CECL reserve; book value stable ▪ CECL reserve increased 3% quarter-over-quarter to $352 million, following significant reserve build in 4Q $153 $155 $190 $197 12/31/2022 3/31/2023 General Reserve Asset-Specific Reserves $343 $352 20% of 5-Rated Loans 12/31/2022 3/31/2023 $26.28$26.26

Blackstone |Blackstone Mortgage Trust, Inc. HI, 2% DC 1% TX 6% NY 14% NV 3% MA 2% IL 3% GA 3% FL 7% CA 12% VA, 2% AZ 2% CO 2% 5 PORTFOLIO ▪ Portfolio of 199 senior loans, secured by institutional assets diversified across sectors and markets (1) States and countries comprising less than 1% of total loan portfolio are excluded. (2) Based on net loan exposure ($23.6 billion), which reflects total loan exposure net of syndications and CECL reserves. See Appendix for definition. Collateral Diversification(2)Major Market Focus(1)(2) ES 5% IE, 5% UK, 14% SE, 2% AU 6% NC, 1% DEU 1% US Office 25% Non-US Office 9% Multifamily 27% Hospitality 19% Industrial 9% Retail 4% Life Sciences/ Studio 2% Other Property 5% Sunbelt 26% Northeast 20% West 15% Midwest 4% Northwest 1% Other Western Europe 14% UK 14% Australia 6%

Blackstone |Blackstone Mortgage Trust, Inc. 6 PORTFOLIO CREDIT Weighted Average Risk Rating(1)Performing Portfolio(1) 99% 99% 99% 97% 97% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 % Performing Average 1M SOFR 0.16% 0.93% 2.45% 3.88% 4.62% ▪ BXMT’s loan portfolio has demonstrated resilience through market volatility and rapidly increasing interest rates; 97% performance and no defaults reflects strong overall credit quality ▪ Stable weighted average risk rating of 2.9 as most assets continue to show positive business plan performance, offsetting limited universe of more challenged situations (1) Based on net loan exposure ($23.6 billion), which reflects total loan exposure net of syndications and CECL reserves. See Appendix for definition. 2.8 2.8 2.8 2.9 2.9 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Weighted Average Risk Rating1 2 3 4 5

CAPITALIZATION

- Well-structured balance sheet positioned to withstand volatility with $1.6 billion of liquidity, no capital markets mark-to-market provisions, limited credit mark-to-market, and no corporate debt maturities until 2026
- Diversified set of 15 credit facility counterparties, substantially all top global banks

Well-Structured Debt

(as a % of total debt outstanding)


0%
capital markets MTM
63%
non-MTM(1)
37%
credit MTM only
Credit Facilities
Securitized Debt
Syndications
Corporate Debt

Corporate Debt Maturities[2]

($ in millions)


$1,303
$400
$300
$780
2023
2024
2025
2026
2027
2028+
Convertible Notes
Term Loan B
Senior Secured Note

(1) Non-MTM includes financings with no mark-to-market provisions and credit facilities with limited credit mark-to-market provisions on defaulted assets only.
(2) Excludes $22 million per annum of scheduled amortization payments under the Term Loan B.

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Blackstone |Blackstone Mortgage Trust, Inc. Appendix 8

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date[1]	Total Loan[2]	Principal Balance[2]	Net Book Value	Cash Coupon	All-in Yield[3]	Maximum Maturity[4]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[1]
Loan 1	Senior Loan	8/14/2019	$ 1,148	$ 1,037	$ 1,033	+ 3.05 %	+ 3.78 %	12/23/2024	Dublin - IE	Mixed-Use	$353 / sqft	74 %
Loan 2	Senior Loan	4/9/2018	1,487	981	977	+ 4.41 %	+ 5.65 %	6/9/2025	New York	Office	$524 / sqft	48 %
Loan 3	Senior Loan	6/24/2022	884	884	877	+ 4.75 %	+ 5.07 %	6/21/2029	Diversified - AU	Hospitality	$402 / sqft	59 %
Loan 4	Senior Loan[2]	12/9/2021	770	712	409	+ 2.65 %	+ 2.82 %	12/9/2026	New York	Mixed-Use	$214 / sqft	50 %
Loan 5	Senior Loan[2]	8/7/2019	746	685	138	+ 3.12 %	+ 3.61 %	9/9/2025	Los Angeles	Office	$463 / sqft	59 %
Loan 6	Senior Loan	3/22/2018	646	646	645	+ 3.25 %	+ 3.31 %	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71 %
Loan 7	Senior Loan	3/30/2021	478	478	475	+ 3.20 %	+ 3.41 %	5/15/2026	Diversified - SE	Industrial	$89 / sqft	76 %
Loan 8	Senior Loan[2]	12/17/2021	448	440	88	+ 3.95 %	+ 4.35 %	1/9/2026	Diversified - US	Other	$13,716 / unit	61 %
Loan 9	Senior Loan	7/23/2021	500	425	420	+ 4.00 %	+ 4.45 %	8/9/2027	New York	Multi	$569,804 / unit	58 %
Loan 10	Senior Loan	8/22/2018	363	363	363	+ 3.42 %	+ 3.42 %	8/9/2023	Maui	Hospitality	$471,391 / key	61 %
Loan 11	Senior Loan[2]	11/22/2019	470	361	72	+ 3.70 %	+ 4.17 %	12/9/2025	Los Angeles	Office	$662 / sqft	69 %
Loan 12	Senior Loan	9/23/2019	379	351	350	+ 3.00 %	+ 3.23 %	8/15/2024	Diversified - Spain	Hospitality	$124,697 / key	62 %
Loan 13	Senior Loan	4/11/2018	355	345	344	+ 2.85 %	+ 3.10 %	5/1/2023	New York	Office	$437 / sqft	71 %
Loan 14	Senior Loan	10/25/2021	301	301	299	+ 4.00 %	+ 4.32 %	10/25/2024	Diversified - AU	Hospitality	$148,263 / key	56 %
Loan 15	Senior Loan	2/27/2020	303	302	301	+ 2.70 %	+ 2.94 %	3/9/2025	New York	Multi	$795,074 / unit	59 %
Loans 16 - 199	Senior Loans[2]	Various	21,479	18,432	18,106	+ 3.58 %	+ 3.65 %	Various	Various	Various	Various	65 %
CECL reserve					(337)							
Total/Wtd. avg.			**$ 30,757**	**$ 26,743**	**$ 24,560**	**+ 3.38 %**	**+ 3.77 %**	**2.9 yrs**				**64 %**

(1) Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(2) Includes $1.7 billion of Non-Consolidated Senior Interests.
(3) The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery method.
(4) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.

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Blackstone |Blackstone Mortgage Trust, Inc. 10 APPENDIX Consolidated Balance Sheets ($ in thousands, except per share data) March 31, 2023 December 31, 2022 Assets Cash and cash equivalents $515,808 $291,340 Loans receivable 24,896,364 25,017,880 Current expected credit loss reserve (336,591) (326,137) Loans receivable, net $24,559,773 $24,691,743 Other assets 310,086 370,902 Total assets $25,385,667 $25,353,985 Liabilities and equity Secured debt, net $14,029,486 $13,528,164 Securitized debt obligations, net 2,664,208 2,664,010 Asset-specific debt, net 817,444 942,503 Loan participations sold, net 229,003 224,232 Term loans, net 2,111,232 2,114,549 Senior secured notes, net 395,461 395,166 Convertible notes, net 294,888 514,257 Other liabilities 283,246 426,904 Total liabilities $20,824,968 $20,809,785 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,723 $1,717 Additional paid-in capital 5,483,740 5,475,804 Accumulated other comprehensive income 7,828 10,022 Accumulated deficit (958,064) (968,749) Total Blackstone Mortgage Trust, Inc. stockholders ʼ equity $4,535,227 $4,518,794 Non-controlling interests 25,472 25,406 Total equity $4,560,699 $4,544,200 Total liabilities and equity $25,385,667 $25,353,985

Blackstone |Blackstone Mortgage Trust, Inc. 11 APPENDIX Consolidated Statements of Operations ($ in thousands, except per share data) 2023 2022 Income from loans and other investments Interest and related income $491,384 $234,432 Less: Interest and related expenses 317,197 100,714 Income from loans and other investments, net $174,187 $133,718 Other expenses Management and incentive fees $31,050 $23,486 General and administrative expenses 12,865 12,360 Total other expenses $43,915 $35,846 (Increase) decrease in current expected credit loss reserve (9,823) 2,537 Income before income taxes $120,449 $100,409 Income tax provision 1,893 146 Net income $118,556 $100,263 Net income attributable to non-controlling interests (799) (576) Net income attributable to Blackstone Mortgage Trust, Inc. $117,757 $99,687 Per share information (basic) Net income per share of common stock, basic $0.68 $0.59 Weighted-average shares of common stock outstanding, basic 172,598,349 169,254,059 Per share information (diluted) Net income per share of common stock, diluted $0.67 $0.58 Weighted-average shares of common stock outstanding, diluted 180,869,409 175,602,905 Three Months Ended March 31,

Blackstone |Blackstone Mortgage Trust, Inc. 12 APPENDIX (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. Quarterly Per Share Calculations (in thousands, except per share data) Distributable Earnings Reconciliation Book Value per Share Earnings per Share Three Months Ended March 31, 2023 December 31, 2022 Stockholders' equity $4,535,227 $4,518,794 Shares Class A common stock 172,284 171,696 Deferred stock units 316 411 Total outstanding 172,601 172,107 Book value per share $26.28 $26.26 Three Months Ended March 31, 2023 December 31, 2022 Net income (loss)(1) $117,757 ($47,540) Weighted-average shares outstanding, basic 172,598 171,605 Per share amount, basic $0.68 ($0.28) Diluted earnings $121,313 ($47,540) Weighted-average shares outstanding, diluted 180,869 171,605 Per share amount, diluted $0.67 ($0.28) Three Months Ended March 31, 2023 December 31, 2022 Net income (loss)(1) $117,757 ($47,540) Increase in current expected credit loss reserve 9,823 188,811 Non-cash compensation expense 7,655 8,128 Realized hedging and foreign currency gain (loss), net (2) 889 (511) Adjustments attributable to non-controlling interests, net (29) (268) Other items 18 (25) Distributable Earnings $136,113 $148,595 Weighted-average shares outstanding, basic 172,598 171,605 Distributable Earnings per share, basic $0.79 $0.87

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. 13 APPENDIX Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Three Months Ended, Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Net income (loss) (1) $117,757 ($47,540) $103,246 $93,250 $99,687 Increase (decrease) in current expected credit loss reserve 9,823 188,811 12,248 12,983 (2,537) Non-cash compensation expense 7,655 8,128 8,219 8,418 8,650 Realized hedging and foreign currency gain (loss), net (2) 889 (511) (1,698) (829) (200) Adjustments attributable to non-controlling interests, net (29) (268) (43) (46) (4) Other items 18 (25) (10) (65) (30) Distributable Earnings $136,113 $148,595 $121,962 $113,711 $105,566 Weighted-average shares outstanding, basic 172,598 171,605 170,972 170,666 169,254 Net income (loss) per share, basic $0.68 ($0.28) $0.60 $0.55 $0.59 Distributable Earnings per share, basic $0.79 $0.87 $0.71 $0.67 $0.62

Blackstone |Blackstone Mortgage Trust, Inc. 14 DEFINITIONS Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by our Manager, subject to approval by a majority of our independent directors. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our class A common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. Distributable Earnings mirrors the terms of our management agreement between our Manager and us for purposes of calculating our incentive fee expense. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Net Loan Exposure: Reflects total loan exposure net of syndications and CECL reserves. Syndications include (i) non-consolidated senior interests, (ii) loan participations sold, and (iii) term-matched, non-recourse, non-mark-to-market asset specific debt. 1M SOFR: Represents 1-Month Term SOFR, which is an interest rate based on the Secured Overnight Financing Rate (SOFR), calculated and published for a 1-month tenor.

Blackstone |Blackstone Mortgage Trust, Inc. 15 FORWARD-LOOKING STATEMENTS AND IMPORTANT DISCLOSURE INFORMATION References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.